                                           MERRILL LYNCH & CO., INC.                            Exhibit 99(i)
                                    PRELIMINARY UNAUDITED EARNINGS SUMMARY


                                                       For the Three Months Ended        Percent Inc / (Dec)
                                                    June 26,    March 27,    June 27,    2Q98 vs.    2Q98 vs.
[In millions, except per share amounts]               1998        1998         1997        1Q98        2Q97
                                                    --------    ---------    --------    --------    --------
Revenues:
  Commissions                                       $ 1,386     $ 1,377      $ 1,078        0.7 %      28.6 %
  Interest and Dividends                              4,948       4,742        4,330        4.3        14.3
  Principal Transactions                                972       1,152        1,151      (15.6)      (15.6)
  Investment Banking                                    869         801          625        8.5        39.0
  Asset Management and Portfolio Service Fees         1,022         970          670        5.3        52.5
  Other                                                 184         124          157       48.9        17.6
                                                    -------     -------       ------

  Total Revenues                                      9,381       9,166        8,011        2.3        17.1

  Interest Expense                                    4,672       4,564        4,044        2.4        15.5
                                                    -------     -------       ------

  Net Revenues                                        4,709       4,602        3,967        2.3        18.7
                                                    -------     -------       ------

Non-Interest Expenses (A):
  Compensation and Benefits                           2,378       2,375        2,004        0.1        18.7
  Communications and Technology                         408         365          294       12.0        38.6
  Occupancy and Related Depreciation                    207         192          174        7.8        19.1
  Professional Fees                                     151         165          131       (8.6)       15.5
  Advertising and Market Development                    195         172          156       13.0        25.1
  Brokerage, Clearing, and Exchange Fees                161         150          112        7.7        44.4
  Goodwill Amortization                                  56          55           16        0.5         N/M
  Other                                                 246         254          296       (3.1)      (16.8)
                                                    -------     -------       ------

  Total Non-Interest Expenses                         3,802       3,728        3,183        2.0        19.5
                                                    -------     -------       ------

Earnings Before Income Taxes and Dividends
  on Preferred Securities Issued by Subsidiaries        907         874          784        3.8        15.6

Income Tax Expense                                      336         332          290        1.0        15.7

Dividends on Preferred Securities Issued
  by Subsidiaries                                        26          24           13       13.4       106.3
                                                    -------     -------       ------

Net Earnings                                        $   545     $   518      $   481        5.1        13.1
                                                    =======     =======       ======

Preferred Stock Dividends                           $    10     $     9      $     9         --         --
                                                    -------     -------       ------

Net Earnings Applicable to Common
  Stockholders                                      $   535     $   509      $   472        5.2        13.4
                                                    =======     =======       ======

Earnings per Common Share:
  Basic                                             $  1.55     $  1.49      $  1.43        4.0         8.4
  Diluted                                           $  1.33     $  1.30      $  1.25        2.3         6.4

Average Shares:
  Basic                                               346.3       340.6        329.9        1.7         5.0
  Diluted                                             402.0       390.9        378.9        2.8         6.1









(A) Certain prior period non-interest expenses have been reclassified to conform to the current period presentation.

Note: Percentages are based on actual numbers before rounding.

                                 MERRILL LYNCH & CO., INC.                     Exhibit 99(i)
                          PRELIMINARY UNAUDITED EARNINGS SUMMARY

                                                       For the Six Months Ended
                                                          June 26,    June 27,    Percent
[In millions, except per share amounts]                     1998        1997     Inc/(Dec)
                                                          --------    --------   ---------
Revenues:
  Commissions                                            $ 2,763      $ 2,193       26.0 %
  Interest and Dividends                                   9,690        8,178       18.5
  Principal Transactions                                   2,123        2,215       (4.1)
  Investment Banking                                       1,670        1,233       35.4
  Asset Management and Portfolio Service Fees              1,993        1,316       51.4
  Other                                                      308          327       (5.9)
                                                         -------      -------
  Total Revenues                                          18,547       15,462       20.0

  Interest Expense                                         9,236        7,654       20.7
                                                         -------      -------
  Net Revenues                                             9,311        7,808       19.3
                                                         -------      -------
Non-Interest Expenses (A):
  Compensation and Benefits                                4,753        3,991       19.1
  Communications and Technology                              773          571       35.2
  Occupancy and Related Depreciation                         399          344       16.2
  Professional Fees                                          316          265       19.5
  Advertising and Market Development                         367          300       22.4
  Brokerage, Clearing, and Exchange Fees                     311          230       35.5
  Goodwill Amortization                                      111           31        N/M
  Other                                                      500          525       (4.8)
                                                         -------      -------
  Total Non-Interest Expenses                              7,530        6,257       20.4
                                                         -------      -------
Earnings Before Income Taxes and Dividends
  on Preferred Securities Issued by Subsidiaries           1,781        1,551       14.8

Income Tax Expense                                           668          581       14.9

Dividends on Preferred Securities Issued
  by Subsidiaries                                             50           23      119.5
                                                         -------      -------
Net Earnings                                             $ 1,063      $   947       12.3
                                                         =======      =======
Preferred Stock Dividends                                $    19      $    20       (4.7)
                                                         -------      -------
Net Earnings Applicable to Common
  Stockholders                                           $ 1,044      $   927       12.6
                                                         =======      =======
Earnings per Common Share:
  Basic                                                  $  3.04      $  2.80        8.6
  Diluted                                                $  2.63      $  2.41        9.1

Average Shares:
  Basic                                                    343.4        330.5        3.9
  Diluted                                                  396.5        384.3        3.2



(A) Certain prior period non-interest expenses have been reclassified to conform to the current period presentation.

Note: Percentages are based on actual numbers before rounding.


                                       8